UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): October 27, 2006
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE	000-50866	23-2636866
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	file number)	Identification
Number)

1436 Lancaster Avenue, Suite 310,	19312
Berwyn, Pennsylvania	(Zip Code)
(Address of principal executive offices)
610-296-3400
(Registrant’s telephone number, including area code)
DOLLAR FINANCIAL GROUP, INC.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

NEW YORK	333-18221	13-2997911
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	file number)	Identification
Number)

1436 Lancaster Avenue, Suite 310,	19312
Berwyn, Pennsylvania	(Zip Code)
(Address of principal executive offices)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant
Item 3.03 Material Modification to Rights of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Purchase Agreement, dated as of October 31, 2006
Purchase Agreement, dated as of October 31, 2006
Purchase Agreement, dated as of October 31, 2006
Purchase Agreement, dated as of October 31, 2006
Purchase Agreement, dated as of October 31, 2006
Fourth Supplemental Indenture, dated October 27, 2006
Credit Agreement among dollar Financial Corp
Press Release, dated October 30, 2006
Press Release, dated october 31, 2006

Explanatory Note
This Current Report on Form 8-K is filed by Dollar Financial Corp., a Delaware corporation (“DFC”), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and by DFC’s wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation (“DFG” and, together with DFC, the “Registrants”), pursuant to Section 15(d) of the Exchange Act.
Item 1.01 Entry into a Material Definitive Agreement.
New Senior Secured Credit Facilities
On October 30, 2006, DFC and DFG entered into new senior secured credit facility with a syndicate of lenders which replaced its existing bank facility. The new credit facility consists of (i) a senior secured revolving facility to DFG in an aggregate principal amount of up to US$75.0 million (the “US Revolving Facility”); (ii) a senior secured term loan facility to National Money Mart Company, a wholly-owned indirect subsidiary of DFG (“National Money Mart”), in an aggregate principal amount of up to US$295.0 million (the “Canadian Term Facility”); (iii) a senior secured term loan facility to Dollar Financial U.K. Limited, a wholly-owned U.K. indirect subsidiary of DFG (“Dollar Financial UK”), in an aggregate principal amount of up to US$80.0 million, consisting of a term loan of US$40.0 million denominated in dollars and a term loan equal to US$40.0 million denominated in Euros (the “UK Term Facility” and, together with the Canadian Term Facility, the “Term Loans”) and (iv) a senior secured revolving facility to National Money Mart, in an aggregate principal amount of up to US$25.0 million (the “Canadian Revolving Facility” and, together with the US Revolving Facility, the “Revolving Facilities”). The Revolving Facilities and the Term Loans are together referred to as the “Facilities.”
On October 30, 2006, National Money Mart borrowed US$170.0 million under the Canadian Term Facility, Dollar Financial UK borrowed US$80.0 million under the UK Term Facility and DFG borrowed US$14.6 million on the US Revolving Facility. These funds were used to repurchase US$198.1 million in aggregate principal amount of the outstanding 9.75% Senior Notes Due 2011 issued by DFG (the “Notes”) pursuant to the previously announced cash tender offer and consent solicitation for all of the outstanding Notes, to repay the outstanding principal amounts, accrued interest and expenses under DFG’s existing credit facility, which was terminated upon entry into the Facilities, and to pay related transaction costs. On October 31, National Money Mart borrowed an additional US$125.0 million under the Canadian Term Facility to fund the Canadian Acquisition (described below) and to pay related transaction costs.
The Revolving Facilities have a current interest rate of Libor plus 300 bps or the alternate base rate (the greater of the prime rate and the federal funds rate plus 1/2 of 1%) plus 200 bps. The Canadian Term Facility has an interest rate of Libor plus 275 bps or the alternate base rate plus 175 bps. The portion of the UK Term Facility denominated in dollars has an interest rate of Libor plus 300 bps or the alternate base rate plus 200 bps and the portion of the UK Term Facility denominated in Euros has an interest rate of Euribor plus 300 bps. The initial borrowings under the Facilities were required to be made at the alternate base rate, but may later be converted to the Libor rate. Each Term Loan will mature in six (6) years, and will amortize in equal quarterly installments in an amount equal to .25% of the original principal amount of the applicable Term

Loan for the first twenty-three (23) quarters following funding, with the outstanding principal balance payable in full on the maturity date of such Term Loan. Each Revolving Facility will mature and the commitments thereunder will terminate in five (5) years.
The obligations under the US Revolving Facility are guaranteed by DFC and certain direct and indirect domestic subsidiaries of DFC. The obligations under the other Facilities are guaranteed by DFC and substantially all of its domestic and foreign direct and indirect subsidiaries. The obligations of the respective borrowers and guarantors under the Facilities are secured by substantially all the assets of such borrowers and guarantors.
The credit agreement executed in connection with the entry into the Facilities (the “Credit Agreement”) contains customary covenants, representations and warranties and events of default.
The foregoing description of the Credit Agreement does not purport to be a complete description of the parties’ rights and obligations under the Credit Agreement and the other documents and transactions contemplated by the Credit Agreement. As such, the foregoing description is qualified in its entirety by the reference to the complete text of the Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by this reference. A copy of the press release announcing the entry into the Credit Agreement is furnished as Exhibit 99.1 to this Form 8-K.
Canadian Acquisition
On October 31, 2006, National Money Mart completed the acquisition of substantially all of the assets of 82 retail stores owned and operated by five existing National Money Mart franchisees (the “Acquisition”). The Acquisition was effected pursuant to five Purchase Agreements each dated October 31, 2006 by and among National Money Mart and the five existing National Money Mart franchisees (the “Purchase Agreements”).
The total purchase price for the Acquisition was approximately C$135.5 million (US$120.9 million) in addition to cash in stores and other adjusting items upon the closing of the transaction.
The foregoing description of the Acquisition and transactions contemplated by the Purchase Agreements does not purport to be a complete statement of the parties’ rights under the Purchase Agreements and is qualified in its entirety by reference to the full text of the Purchase Agreements, copies of which are filed herewith as Exhibits 2.1 through 2.5 and are incorporated herein by reference. A copy of the press release announcing the Acquisition is furnished as Exhibit 99.2 to this Form 8-K.
Fourth Supplemental Indenture
In connection with the previously announced cash tender offer and consent solicitation by DFG for any and all of the Notes, DFG received the requisite consents from the holders of the Notes to approve certain amendments (the “Amendments”) to the indenture under which the Notes were issued. The Amendments eliminate substantially all of the restrictive covenants and certain events of default. The Amendments to the indenture governing the Notes are set forth in a Fourth Supplemental Indenture dated as of October 27, 2006 among, DFG, DFC, certain of

DFG’s direct and indirect subsidiaries, as guarantors, and U.S. Bank National Association, as trustee (the “Supplemental Indenture”), and became operative and binding on the holders of the Notes as of October 30, 2006, in connection with the closing of the Facilities and the acceptance of Notes tendered pursuant to the tender offer. The foregoing description of the Supplemental Indenture is qualified in its entirety by the reference to the complete text of the Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by this reference.
Item 1.02 Termination of a Material Definitive Agreement.
The disclosure contained in “Item 1.10 Entry into a Material Definitive Agreement” describing the termination of the existing credit facility is incorporated in this Item 1.02 by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The disclosure contained in “Item 1.10 Entry into a Material Definitive Agreement” describing the Canadian Acquisition is incorporated in this Item 2.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.
The disclosure contained in “Item 1.01 Entry into a Material Definitive Agreement” describing the Facilities is incorporated in this Item 2.03 by reference.
Item 3.03 Material Modification to Rights of Security Holders.
The disclosure contained in “Item 1.01 Entry into a Material Definitive Agreement” describing the Supplemental Indenture is incorporated in this Item 3.03 by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired
It is impracticable to provide the required financial statements for the acquired business at the time this Form 8-K is filed. The Registrants shall file the required financial statements by amendment to this Form 8-K on or before January 15, 2007.
(b)	Pro Forma Financial Statements
The Registrants shall file the required pro forma financial statements by amendment to this Form 8-K on or before January 15, 2007.
(d)	Exhibits

2.1	Purchase Agreement, dated as of October 31, 2006, among National Money Mart Company, a Nova Scotia unlimited company, 764815 Ontario Inc., 1556911 Ontario Limited, 6052746 Canada Inc., 1068020 Ontario Inc., a company incorporated under the laws of the Province of

Ontario, The David Robertson Family Trust and David Robertson.

2.2	Purchase Agreement, dated as of October 31, 2006, among National Money Mart Company, a Nova Scotia unlimited company, Canadian Capital Corporation, an Ontario Corporation, Gus Baril, Leslie Baril, and Baril Family Trust #2.

2.3	Purchase Agreement, dated as of October 31, 2006, among National Money Mart Company, a Nova Scotia unlimited company, 0729648 B.C. Ltd., 1204594 Alberta Ltd., 360788 B.C. Ltd., 1008485 Alberta Ltd., 769515 Alberta Ltd., 815028 Alberta Inc., 632758 Alberta Ltd., a company incorporated under the laws of the Province of Alberta, Rich-Mar Securities Ltd., a company incorporated under the laws of the Province of British Columbia, Mary Franchuk and The Mary Franchuk Family Trust.

2.4	Purchase Agreement, dated as of October 31, 2006, among National Money Mart Company, a Nova Scotia unlimited company, Jenica Holdings Inc. an Ontario Corporation, Shelley Stanga and 1210260 Ontario Limited, an Ontario Corporation.

2.5	Purchase Agreement, dated as of October 31, 2006, among National Money Mart Company, a Nova Scotia unlimited company, 931669 Ontario Limited, 3081219 Nova Scotia Ltd., 3085725 Nova Scotia Limited, 603000 N.B. Inc., 602268 N.B. Inc., 11242 Newfoundland Limited, 722906 Ontario Limited, 2203850 Nova Scotia Limited, 3085726 Nova Scotia Limited, 511742 N.B. Inc., 602269 N.B. Inc., 10768 Newfoundland Limited, R Kruze Holdings Ltd., a company incorporated under the laws of the Province of Alberta, 1016725 Ontario Ltd., a company incorporated under the laws of the Province of Ontario, 101090510 Saskatchewan Ltd., a company incorporated under the laws of the Province of Saskatchewan, Ron Kuzyk, Amber Kuzyk, Gerry Kilduff and Jeanette Kilduff.

4.1	Fourth Supplemental Indenture, dated October 27, 2006 among Dollar Financial Group, Inc., a New York corporation, Dollar Financial Corp., a Delaware corporation (“DFC”), the guarantors named therein and U.S. Bank National Association, as trustee.

10.1	Credit Agreement among Dollar Financial Corp., Dollar Financial Group, Inc., National Money Mart Company, Dollar Financial U.K. Limited, the several lenders from time to time parties thereto, U.S. Bank National Association, as documentation agent, Credit Suisse Securities (USA) LLC, as syndication agent, and Wells Fargo Bank, National Association, as administrative agent and as security trustee, dated as of October 30, 2006.

99.1	Press Release, dated October 30, 2006.

99.2	Press Release, dated October 31, 2006.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.

Date: November 2, 2006	By:	/s/ Randy Underwood

Randy Underwood
Executive Vice President and Chief
Financial Officer

DOLLAR FINANCIAL GROUP, INC.

Date: November 2, 2006	By:	/s/ Randy Underwood

Randy Underwood
Executive Vice President and Chief
Financial Officer